Dear Contract Owner:

Stocks soared through the end of December, then weakened in January as the year got off to a slow start. Technology stocks were the stellar performers during the past year, while more conservative stocks continued to languish. For the six months ended January 31, 2000, the S&P 500 returned 5.59% while value-oriented funds were down sharply.

In the fixed income markets, interest rates continued to rise during the reporting period, making the current bear market one of the longest in recent history. Earlier this year, Fed policy was neutral, and market participants drove rates higher. However, in the current period the Federal Reserve moved from jaw boning to action, raising the Fed Funds rate three times from August 1999 to early February 2000. Central banks around the globe joined the party with the European, British and Korean Central Banks, also raising short term rates.

I encourage you to review the following report covering the past six months and to contact us if you have any questions.

                                         Respectfully submitted,

                                         /s/ Richard C. Pearson

                                         Richard C. Pearson
                                         President

                                         [SECURITY FIRST LOGO]

SECURITY FIRST TRUST:
T. ROWE PRICE GROWTH
AND INCOME SERIES AND
EQUITY SERIES

EQUITY MARKET OVERVIEW

        After a brief pause during the third quarter, US stocks regained their momentum during the last three months of 1999. The Russell 3000 Index, representing the broad market, jumped 16.2%, resulting in a 20.9% increase for the year. Not all segments of the market participated in the rally, however. While technology stocks within the Russell 3000 gained 38.2% during the fourth quarter alone (78.2% for the year), traditional value sectors such as consumer staples and transportation lost value during the year; financial stocks were relatively flat.

        The Federal Reserve's recent rate hikes are one reason for the growth versus value performance disparity. Higher interest rates have had a disproportionate impact on finance stocks, a major component of the value universe. In addition, an active IPO market, again dominated by technology and Internet stocks, attracted investors' cash and media attention. Market participants demonstrated a willingness to pay for growth and earnings momentum as well as a strong appetite for risk. Among the few bright spots in the value universe were energy stocks, benefiting from higher energy prices and strong demand, and the basic materials sector, particularly at the large end of the market.

EQUITY MARKET OUTLOOK

        For the year 2000, there are a few major factors that will be determining forces in the equity markets. First, Federal Reserve policy will remain a focus. As long as the Fed pushes interest rates upward, financial-oriented issues will remain under pressure. Once the Fed goes to the sideline, these companies will have the burden lifted from them and a rally should ensue. The second issue is international growth and acceleration. There appears to be a number of positive factors emerging in the international arena that are encouraging for value investors. As the international economies heat up, basic material prices tend to rise due to increased demand, and this is translated into higher earnings and prices for basic material and producer good companies. Rising commodity prices in the paper and metals industries should drive earnings growth for companies with record low valuations. Increased productivity should also accelerate earnings growth in industrial cyclical companies.

PORTFOLIO MANAGEMENT:
T. ROWE PRICE GROWTH
AND INCOME SERIES

        Our preference for high-yielding, lower P/E companies remains intact, and it has been a consistent cornerstone of our investment approach since the Fund commenced operations. Given the wide variations in performance among companies and sectors over the last two years, we believe investors will eventually recognize the exciting opportunities that exist in our segment of the market. We are not alone in our frustration with recent market trends; the managers of many companies we hold in the portfolio have told us about their own disappointment with their firms' stock performance. Many of them are actively working to enhance shareholder value through share repurchase programs, cost-cutting measures, and strategically rethinking their business models. This type of activity bodes well for value stocks in the coming years.

        Many well-known companies with long histories of good performance were among our major positions at the end of January. They included BP Amoco, Citigroup, American Home Products, Hewlett-Packard, Kimberly-Clark, and other staples of U.S. industry. Our 10 top holdings constituted nearly 20% of total portfolio assets.

              T. ROWE PRICE GROWTH & INCOME SERIES
                     15 LARGEST HOLDINGS

                                               Percentage of
    Security                                     Portfolio
    --------                                     ---------
    BP Amoco PLC                                    3.1
    Citigroup, Inc.                                 2.8
    American Home Products                          2.0
    Hewlett-Packard Co.                             1.9
    Kimberly-Clark                                  1.8
    First Data Corp.                                1.8
    General Electric Co.                            1.8
    Target Corp.                                    1.8
    Walt Disney Holding Co.                         1.7
    Computer Associates International, Inc.         1.5
    Abbott Laboratories                             1.5
    Honeywell International, Inc.                   1.4
    Exxon Mobil Corp.                               1.4
    SBC Communications, Inc.                        1.3
    Boeing Company                                  1.3
                                                   ----
               TOTAL                               27.1
                                                   ====


        The portfolio's largest sector commitment was to consumer nondurables at 21.0% of assets. Other major sectors were financial (15.6%), consumer services (13.7%), process industries (13.0%), and energy (10.0%). We believe our well-diversified portfolio of conservative stocks will provide investors with good protection in the event of a major correction, and also offers good potential for long-term gains and steady dividend income.

        GROWTH AND INCOME SERIES
         SECTOR DIVERSIFICATION

Capital Equipment                  2.2%

Consumer Non-Durables              21.0%

Consumer Cyclicals                 0.6%

Consumer Services                  13.7%

Transportation                     5.8%

Energy                             10.0%

Financial                          15.6%

Process Industries                 13.0%

Technology                         6.9%

Utilities                          5.5%

Short-Term Securities              5.7%

PORTFOLIO MANAGEMENT: EQUITY SERIES

        The portfolio participated in the rally in the equity markets over the past six months. It outperformed the S&P 500 Index by 85 basis points with a return of 6.44% for the semi-annual period. We overweighted the technology sector relative to the benchmark, which helped boost performance. Our individual stock selection contributed positively to performance during the semi-annual period, as technology holdings like Cisco Systems (up 76%), Oracle (up 162%), Sun Microsystems (up 131%) and Qualcomm (up 226%) exhibited strong performance.


                   EQUITY SERIES
                15 LARGEST HOLDINGS

                                             Percentage of
    Security                                   Portfolio
    --------                                   ---------
    Microsoft Corp.                                4.6
    General Electric Co.                           4.3
    Cisco Systems, Inc.                            3.9
    Exxon/Mobil Corp.                              3.7
    Intel Corp.                                    3.6
    American International Group                   2.7
    Walmart Stores                                 2.5
    Merck & Co.                                    2.3
    International Business Machines Corp.          2.0
    Citigroup, Inc.                                1.8
    Oracle Corp.                                   1.8
    Bristol Myers Squibb Co.                       1.6
    AT&T Co.                                       1.6
    Morgan Stanley Dean Witter                     1.6
    Motorola, Inc.                                 1.6
                                                  ----
               TOTAL                              39.6
                                                  ====


        While the financial service companies in the portfolio produced lackluster returns due to the interest rate environment, telecommunication stocks such as Nextel and Sprint helped offset these and contributed to the positive return in the portfolio.

            EQUITY SERIES
        SECTOR DIVERSIFICATION

Consumer Non-Durables              18.0%

Technology                         31.0%

Consumer Cyclicals                 1.2%

Financial                          13.9%

Capital Equipment                  7.8%

Consumer Services                  8.9%

Energy                             6.9%

Process Industries                 3.2%

Utilities                          9.1%


SECURITY FIRST TRUST:
BOND SERIES AND U.S.
GOVERNMENT INCOME SERIES

FIXED-INCOME MARKET OVERVIEW

        Despite the complete reversal of last year's easing by the Federal Reserve, the expansion of the U.S. economy continued intact. At the end of 1999, the labor markets remained tight, economic growth remained strong and inflation pressures appeared restrained by offsetting gains in productivity. However, the factors that have led to higher interest rates also remain intact: higher equity and commodity prices, a confident consumer, labor markets that continue to tighten and global recovery that will boost U.S. exports and reduce the trade deficit. Along with consumer confidence, consumer credit continues to advance as evidenced in remarkably strong holiday sales.

        Treasury yields increased significantly during the fourth quarter of 1999, continuing their year-long loss. Bond prices, which move inversely to their yields, have continued to be punished as the market reacted to the strength of the economy and uncertainty of future Fed action. During the fourth quarter, the short and intermediate sections of the yield curve underperformed the long end of the curve. The benchmark 30-year Treasury bond rose from 6.05% on September 30, 1999 to 6.48% on December 31, 1999. As of January 31, 2000, the 30-year Treasury bond's yield was 6.49%

        Mortgages were able to post positive returns in the fourth quarter outperforming Treasuries and corporates. A combination of shrinking supply and investors getting an early start on investment plans for the New Year led to favorable performance. Prepayment rates declined in response to a reduction in refinancing activity and the onset of the slowest season for housing turnover. Falling bond prices kept mortgage rates near 8%, which has significantly affected refinancing activity reducing, an important source of new mortgage origination.

FIXED-INCOME MARKET OUTLOOK

        During the current reporting period the Fed raised the Fed Funds rate three times, the most recent occurring in early February. We expect that continued economic strength, tight labor markets and the need to drain the excess liquidity the Fed provided the financial markets in the months leading up to Y2K will warrant additional Fed tightening in 2000. We believe that the Fed will take a gradualist view of further interest rate hikes.

PORTFOLIO MANAGEMENT:
BOND SERIES

        Consistent with our overall strategy, only modest changes were made in the portfolio in the current reporting period. The theme was to shift assets into yield bearing instruments, and thus we increased our commitment to US Agencies, mortgage pass-through issues and the high yield sector. This increased the portfolio's overall yield by over 40 basis points.

        Agencies and mortgages offer good relative yield with an excellent credit profile. With spreads staying wide, an additional commitment made sense. The high yield market has been under pressure all year and, with additional good values available, we added to our position. Treasuries remained in short supply, and we sold these issues to add yield in attractive sectors.

        In the face of higher rates we reduced our duration modestly. Additionally, we repositioned the portfolio to benefit from stronger performance from longer duration Treasuries, a strategy that helped our performance in the current year.

             BOND SERIES
       SECTOR DIVERSIFICATION

Corporate Bonds                    35.6%

Foreign Governments                2.3%

Federal Agencies                   53.2%

U.S. Government Obligations        8.9%

The Fund's slightly negative return of .51% was shaped by the increase in interest rates and the under-performance of international markets as well as a couple of high yield issues. As a result the Fund's performance fell short of the internal benchmark (Lehman Aggregate Index) by approximately 1.45%.


PORTFOLIO MANAGEMENT:
U.S. GOVERNMENT
INCOME SERIES

        During the semi-annual period, the duration of the portfolio increased from 5.62 years on July 31, 1999 to 5.92 years on January 31, 2000. The portfolio ended the semi-annual period long in duration relative to its benchmark. During the period, we increased the portfolio's weighting in the U.S. Government and Agency securities from 91.3% to 97.4%. The portfolio's mortgage pass-through and commercial mortgage-backed security exposure declined modestly during the semi-annual period.

     U.S GOVERNMENT INCOME SERIES
        SECTOR DIVERSIFICATION

Corporate Bonds                    2.0%

Federal Agencies                   56.9%

Short-Term Securities              0.6%

U.S. Government Obligations        40.5%

Going forward, we see relative value in longer maturity securities. We have positioned the portfolio with a concentration on the intermediate to long-end of the yield curve. After a sell-off in mortgage-backed securities at the beginning of 2000, we are adding mortgage exposure to the portfolio to take advantage of the value in the sector.

PERFORMANCE OF SECURITY FIRST TRUST
GROWTH AND INCOME SERIES, BOND
SERIES, EQUITY SERIES AND U.S.
GOVERNMENT INCOME SERIES

        The following are the average annual and total returns for each series for the period ending December 31, 1999, assuming an investment of $10,000 at the start of the period, and redemption at the end of the period, with dividends reinvested. These returns are based on past experience. Future values of shares will fluctuate so that their redemption values may be more or less than original cost.


-------------------------------------------------------------------------
                          Average Annual Total Returns
-------------------------------------------------------------------------
Fund                  1 Year       3 Years        5 Years       10 Years
-------------------------------------------------------------------------
Growth and             8.84%        15.11%        19.46%        13.40%
  Income
  Series(1)(2)
-------------------------------------------------------------------------
Bond                  -2.58%         4.53%         6.52%         6.34%
  Series(1)(2)
-------------------------------------------------------------------------
Equity                20.72%        24.37%        23.96%         N/A*
  Series(1)
-------------------------------------------------------------------------
U.S.                  -2.54%         3.85%         5.65%         N/A*
  Government
  Income(1)
-------------------------------------------------------------------------
Consumer               2.67%         2.00%         2.37%         2.93%
  Price Index
-------------------------------------------------------------------------

* Funds were introduced as of May 1993.


--------------------------------------------------------------------------
                             Compound Total Returns
--------------------------------------------------------------------------
Fund                   1 Year        3 Years        5 Years       10 Years
Growth and             8.84%          52.52%        143.28%        251.67%
  Income
  Series(1)(2)
--------------------------------------------------------------------------
Bond                  -2.58%          14.21%         37.14%         84.91%
  Series(1)(2)
--------------------------------------------------------------------------
Equity                20.72%          92.37%        192.69%          N/A*
  Series(1)
--------------------------------------------------------------------------
U.S.                  -2.54%          12.00%         31.63%          N/A*
  Government
  Income(1)
--------------------------------------------------------------------------
Consumer               2.67%           6.12%         12.43%         33.48%
  Price Index
--------------------------------------------------------------------------

* Funds were introduced as of May 1993.


(1) Return is computed after deduction of all series expenses, but before deduction of actuarial risk charges and other fees of the variable annuity account.

(2) From inception to July 1983, Security First Investment Management Corporation reimbursed the Growth and Income Series for expenses in excess of the maximum expense limitation, and these reimbursements were repaid from August 1983 to July 1986. Likewise, the Bond Series was reimbursed for excess expenses from inception to July 1985, and these reimbursements were repaid from August 1985 to July 1993. Reimbursement of expenses to a series increases average annual reimbursements reduces these returns.

SECURITY FIRST TRUST T. ROWE
PRICE GROWTH AND INCOME SERIES

        The graph and Per Share Data Table below illustrate the growth in per share value for the period ending December 31, 1999, of one share of the Security First Trust T. Rowe Price Growth and Income Series purchased on August 1, 1979, at the price of $5.07 assuming that dividends and capital gains were reinvested.

        The results shown should not be considered a representation of the income that may be earned by investing in the Series today. The value of variable annuities funded by shares in this Series will be reduced by any actuarial risk charges.


                            GROWTH AND INCOME SERIES


                                    [GRAPH]




                                 PER SHARE DATA

                                      Per Share
                                      Value with                Cumulative
Calendar        Net       Dividend     Dividends &                Change
   Year        Asset     & Capital   Capital Gains   Yearly        from
  Ending       Value       Gains      Reinvested     Change       8/1/79
--------     -------     ---------   -------------   -------   ---------
   1989      $  7.52      $  1.09      $ 26.64        +23.6%      +425.4%
   1990         6.25          .44        23.70        -11.0       +367.5
   1991         7.69          .24        30.07        +26.9       +493.1
   1992         8.17          .22        32.80         +9.1       +546.9
   1993         9.12          .22        37.49        +14.3       +639.4
   1994         9.05          .32        38.51         +2.7       +659.6
   1995        11.52          .34        50.49        +31.1       +895.8
   1996        13.18          .83        61.42        +21.7      +1111.4
   1997        15.52         1.25        78.12        +27.2      +1440.8
   1998        15.81         1.29        86.06        +10.2      +1597.4
   1999        16.06         1.06        93.67         +8.8      +1747.5


SECURITY FIRST TRUST
BOND SERIES

        The graph and Per Share Data Table below illustrate the growth in per share value for the period ending December 31, 1999, of one share of the Security First Trust Bond Series purchased on August 1, 1979, at a price of $3.12 assuming that dividends and capital gains were reinvested.

        The results shown should not be considered a representation of the income that may be earned by investing in the Series today. The value of variable annuities funded by shares in this Series will be reduced by any actuarial risk charges.


                                  BOND SERIES


                                    [GRAPH]



                                 PER SHARE DATA

                                      Per Share
                                      Value with                Cumulative
Calendar        Net       Dividend     Dividends &                Change
   Year        Asset     & Capital   Capital Gains   Yearly        from
  Ending       Value       Gains      Reinvested     Change       8/1/79
--------     -------     ---------   -------------   -------   ---------
   1989      $  3.89      $   .30      $  8.39        +11.1%      +168.9%
   1990         3.52          .54         8.76         +4.4       +180.8
   1991         3.79          .25        10.06        +14.8       +222.4
   1992         3.80          .23        10.70         +6.4       +242.9
   1993         3.94          .22        11.72         +9.5       +275.6
   1994         3.58          .22        11.31         -3.5       +262.5
   1995         3.94          .24        13.21        +16.8       +323.4
   1996         3.82          .24        13.58         +2.8       +335.3
   1997         3.95          .21        14.81         +9.1       +374.6
   1998         4.03          .21        15.92         +7.5       +410.3
   1999         3.72          .22        15.51         -2.6       +397.1

SECURITIES FIRST TRUST
EQUITY SERIES

        The Per Share Data Table below illustrates the growth in per share value for the period ending December 31, 1999, of one share of the Security First Trust Equity Series purchased on May 19, 1993, at a price of $5.00 assuming that dividends and capital gains were reinvested.

        The results shown should not be considered a representation of the income that may be earned by investing in the Series today. The value of variable annuities funded by shares in this Series will be reduced by any actuarial risk charges.

                                 PER SHARE DATA

                                      Per Share
                                      Value with               Cumulative
Calendar       Net       Dividend     Dividends &                Change
  Year        Asset      & Capital   Capital Gains   Yearly      from
 Ending       Value        Gains      Reinvested     Change     5/19/93
--------     -------     ---------   -------------   -------   ----------
  1993      $ 5.15      $  .03          $ 5.18        +3.6%       +3.6%+
  1994        4.78         .05            4.85        -6.3        -3.0
  1995        5.91         .21            6.21       +28.0       +24.2
  1996        6.45         .55            7.36       +18.5       +47.2
  1997        7.63         .72            9.52       +29.3       +90.4
  1998        7.89        1.51           11.73       +23.2      +134.6
  1999        9.19         .31           14.16       +20.7      +183.2

+change from 5-19-93 to 12-31-93


SECURITY FIRST TRUST
U.S. GOVERNMENT INCOME SERIES

        The Per Share Data Table below illustrates the growth in per share value for the period ending December 31, 1999, of one share of the Security First Trust U.S. Government Income Series purchased on May 19, 1993, at a price of $5.00 assuming the dividends and capital gains were reinvested.

        The results shown should not be considered a representation of the income that may be earned by investing in the Series today. The value of variable annuities funded by shares in this Series will be reduced by any actuarial risk charges.

                                 PER SHARE DATA

                                       Per Share
                                       Value with              Cumulative
Calendar       Net       Dividend     Dividends &               Change
  Year        Asset      & Capital   Capital Gains   Yearly      from
 Ending       Value        Gains      Reinvested     Change     5/19/93
--------     -------     ---------   -------------   -------   ----------
  1993      $ 5.04      $  .08          $ 5.11        +2.2%       +2.2%+
  1994        4.74         .14            4.96        -2.9        -0.8
  1995        5.18         .20            5.63       +13.5       +12.6
  1996        5.14         .22            5.83        +3.6       +16.6
  1997        5.26         .24            6.24        +7.0       +24.8
  1998        5.25         .40            6.70        +7.4       +34.0
  1999        4.83         .29            6.53        -2.5       +30.6

+change from 5-19-93 to 12-31-93

                              SECURITY FIRST TRUST
                       STATEMENT OF ASSETS AND LIABILITIES
                                JANUARY 31, 2000
                                    UNAUDITED

                                                                       T. Rowe Price
                                                                         Growth and                               U.S. Government
                                                                            Income               Equity               Income
                                                   Bond Series              Series               Series                Series
                                                  -------------        --------------         ------------        ---------------
ASSETS
  Investments at market - Note A and
      Schedule I: Investment securities
      (cost: Bond Series - $25,803,478;
      Growth and Income Series -
      $286,962,700; Equity Series -
      $41,295,419; U.S. Government
      Income Series - $32,730,207)                $  24,608,643          $337,322,488         $ 58,147,294          $ 31,188,512

  Cash                                                   94,045               490,468              523,516                44,305
  Interest receivable                                   312,125                 1,562                1,667               525,321
  Dividends receivable                                                        389,595               44,135
  Receivable for securities sold                        950,525            17,216,732            3,216,898               502,504
                                                  -------------          ------------         ------------          ------------
                                                     25,965,338           355,420,845           61,933,510            32,260,642

LIABILITIES
  Payable for securities purchased                    1,133,529            14,273,994            2,215,845               396,110
  Accrued expenses                                       17,526               111,132               24,872                18,165
  Payable for capital shares redeemed                    82,780                71,479               58,443                18,352
  Payable to investment adviser - Note B                  7,474               104,678               28,668                10,485
  Payable for directors' fees                               436                 6,184                1,072                   754
  Unrealized depreciation on foreign
    currency contracts                                   30,527
                                                  -------------          ------------         ------------          ------------
                                                      1,272,272            14,567,467            2,328,900               443,866

NET ASSETS
  Capital shares (authorized 100,000,000
    shares of $.01 par value for each series)        26,543,269           284,997,943           42,765,875            34,117,831
  Undistributed net investment income                   119,130               316,573                1,089               158,708
  Undistributed net realized gain (loss)               (743,971)            5,179,074              (14,229)             (918,068)
  Net unrealized appreciation (depreciation)
    of investments                                   (1,225,362)           50,359,788           16,851,875            (1,541,695)
                                                  -------------          ------------         ------------          ------------
                             NET ASSETS           $  24,693,066          $340,853,378         $ 59,604,610          $ 31,816,776
                                                  =============          ============         ============          ============

             Capital shares outstanding               6,690,884            22,337,624            6,788,579             6,616,458

             Net asset value per share            $        3.69          $      15.26         $       8.78          $       4.81

The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST
                             STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JANUARY 31, 2000
                                    UNAUDITED

                                                                         T. Rowe Price
                                                                           Growth and                     U.S. Government
                                                                             Income            Equity          Income
                                                        Bond Series          Series            Series          Series
                                                        -----------      --------------      ----------   ----------------
INVESTMENT INCOME
   Dividends                                                              $  3,292,762       $  366,031
   Interest                                             $   845,890            796,875           17,898      $ 1,047,709
                                                        -----------       ------------       ----------      -----------
                                                            845,890          4,089,637          383,929        1,047,709
EXPENSES
   Custodian fees                                             7,966             29,132           10,492            9,217
   Adviser fees - Note B                                     44,200            633,338          164,866           65,459
   Management fees - Note B                                  18,943            271,430           44,963           24,547
   Printing expenses                                          7,999              1,427            5,792            6,378
   Audit fees                                                 1,641              4,142            3,411            1,294
   Directors' fees and expenses                                 765             12,260            1,816              657
   Miscellaneous expenses                                        18              3,191            1,946            2,427
                                                        -----------       ------------       ----------      -----------
                                                             81,532            954,920          233,286          109,979
                                                        -----------       ------------       ----------      -----------
                  NET INVESTMENT INCOME                     764,358          3,134,717          150,643          937,730

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS - Notes A and C
   Net realized gain (loss) on sale of investments         (457,460)        10,052,503          350,064         (393,089)
   Net unrealized appreciation (depreciation) of:
     Investments during the period                         (441,126)       (49,492,563)       3,117,738         (546,061)
     Assets denominated in foreign currencies               (30,527)
                                                        -----------       ------------       ----------      -----------
         Net gain (loss) on investments                    (929,113)       (39,440,060)       3,467,802         (939,150)
                                                        -----------       ------------       ----------      -----------
      INCREASE (DECREASE) IN NET ASSETS
              RESULTING FROM OPERATIONS                 $  (164,755)      $(36,305,343)      $3,618,445      $    (1,420)
                                                        ===========       ============       ==========      ===========

The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST
                       STATEMENT OF CHANGES IN NET ASSETS
                    FOR THE SIX MONTHS ENDED JANUARY 31, 2000
                                    UNAUDITED

                                                                      T. Rowe Price
                                                                        Growth and                          U.S. Government
                                                                          Income              Equity             Income
                                                    Bond Series           Series              Series             Series
                                                    ------------      --------------       ------------     ---------------
OPERATIONS
   Net investment income                            $    764,358       $   3,134,717       $    150,643       $    937,730
   Net realized gain (loss) on sale
     of investments                                     (457,460)         10,052,503            350,064           (393,089)
   Net unrealized appreciation (depreciation)
     during the period                                  (471,653)        (49,492,563)         3,117,738           (546,061)
                                                    ------------       -------------       ------------       ------------
       INCREASE (DECREASE) IN NET ASSETS
               RESULTING FROM OPERATIONS                (164,755)        (36,305,343)         3,618,445             (1,420)

DISTRIBUTIONS TO SHAREOWNERS
   Net investment income                              (1,410,330)         (6,182,728)          (360,159)        (1,836,952)
   Net realized gains                                                    (16,135,169)        (1,714,979)

CAPITAL SHARE TRANSACTIONS - NOTE D
   Reinvestment of net investment income
     distributed                                       1,410,330           6,182,728            360,159          1,836,952
   Reinvestment of net realized gains                                     16,135,169          1,714,979
   Sales of capital shares                             2,148,940          15,966,456            569,740          1,280,413
   Redemptions of capital shares                      (2,008,823)         (7,918,920)        (2,896,737)        (1,774,766)
                                                    ------------       -------------       ------------       ------------
       INCREASE (DECREASE) IN NET ASSETS
                      FROM CAPITAL SHARE
                            TRANSACTIONS               1,550,447          30,365,433           (251,859)         1,342,599
                                                    ------------       -------------       ------------       ------------

               TOTAL INCREASE (DECREASE)
                           IN NET ASSETS                 (24,638)        (28,257,807)         1,291,448           (495,773)

NET ASSETS
   BEGINNING OF PERIOD                                24,717,704         369,111,185         58,313,162         32,312,549
                                                    ------------       -------------       ------------       ------------
   END OF PERIOD (including undistributed net
     investment income: Bond Series -$119,130;
     Growth and Income Series - $316,573;
     Equity Series - $1,089; U.S. Government
     Income Series - $158,708)                      $ 24,693,066       $ 340,853,378       $ 59,604,610       $ 31,816,776
                                                    ============       =============       ============       ============

The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST
                       STATEMENT OF CHANGES IN NET ASSETS
                        FOR THE YEAR ENDED JULY 31, 1999

                                                                      T. Rowe Price
                                                                        Growth and                          U.S. Government
                                                                          Income              Equity             Income
                                                     Bond Series          Series              Series             Series
                                                    ------------      --------------       ------------     ---------------
OPERATIONS
   Net investment income                            $  1,222,895       $   5,764,382       $    398,609       $  1,803,367
   Net realized gain (loss) on sale
     of investments                                     (198,084)         17,734,362          1,354,678            (13,673)
   Net unrealized appreciation
     (depreciation) during the period                   (968,222)         31,098,623          7,802,709         (1,476,045)
                                                    ------------       -------------       ------------       ------------
                  INCREASE IN NET ASSETS
               RESULTING FROM OPERATIONS                  56,589          54,597,367          9,555,996            313,649

DISTRIBUTIONS TO SHAREOWNERS
   Net investment income                                (968,742)         (5,234,796)          (449,055)        (1,847,027)
   Net realized gains                                   (207,719)        (18,412,869)        (8,668,236)          (597,259)

CAPITAL SHARE TRANSACTIONS - NOTE D
   Reinvestment of net investment income
     distributed                                         968,742           5,234,796            449,055          1,847,027
   Reinvestment of net realized gains                    207,719          18,412,869          8,668,236            597,259
   Sales of capital shares                             9,504,353          37,641,014            793,709          2,362,361
   Redemptions of capital shares                      (2,777,630)        (13,568,724)        (6,839,695)        (4,454,380)
                                                    ------------       -------------       ------------       ------------
             INCREASE IN NET ASSETS FROM
              CAPITAL SHARE TRANSACTIONS               7,903,184          47,719,955          3,071,305            352,267
                                                    ------------       -------------       ------------       ------------
               TOTAL INCREASE (DECREASE)
                           IN NET ASSETS               6,783,312          78,669,657          3,510,010         (1,778,370)
NET ASSETS
   BEGINNING OF YEAR                                  17,934,392         290,441,528         54,803,152         34,090,919
                                                    ------------       -------------       ------------       ------------
   END OF YEAR (including undistributed net
     investment income: Bond Series - $765,101;
     Growth and Income Series - $3,364,585;
     Equity Series - $210,605; U.S. Government
     Income Series - $1,057,930)                    $ 24,717,704       $ 369,111,185       $ 58,313,162       $ 32,312,549
                                                    ============       =============       ============       ============

The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST                    SCHEDULE I
                                   BOND SERIES
                            PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2000
                                    UNAUDITED

                                                                 Percentage
                                                                 of Market
                                                                   Value of                                 Market
Fixed Maturities                                                  Portfolio           Principal              Value
----------------                                                 -----------         ----------            ----------
CORPORATE NOTES                                                     35.6%

Aerospace & Defense:                                                 0.9%
     Boeing Co., 8.75%, 08/15/21                                                     $   50,000            $   54,125
     Lockheed Martin Corp., 7.75% , 05/01/26                                             90,000                83,250
     Tyco International, Ltd., 6.375%, 06/15/05                                          80,000                74,300
                                                                                                           ----------
                                                                                                              211,675

Automobiles & Related:                                               2.1%
     Amerco., 8.80%, 02/04/05                                                           150,000               148,125
     Borg Warner Automotive, Inc., 6.5%, 02/15/09                                       235,000               210,619
     Capital Auto Receivables Asset, 6.30%, 05/15/04                                    125,000               122,661
     Federal Mogul Corp., 7.50%, 01/15/09                                                50,000                43,813
                                                                                                           ----------
                                                                                                              525,218

Banking:                                                             5.2%
     Asian Development Bank, 5.375%, 09/15/03                                         1,035,200               982,619
     Banc One Corp., 7.75%, 07/15/25                                                    200,000               193,500
     HSBC Fin Nederland Bank, 7.40%, 04/15/03                                           100,000                99,250
                                                                                                           ----------
                                                                                                            1,275,369

Building Materials & Garden Supplies:                                0.4%
     NBTY, Inc., 8.625%, 09/15/07                                                       100,000                91,750

Computer & Office Equipment:                                         1.1%
     IBM Corp., 5.375%, 02/01/09                                                        235,000               203,275
     Printpack, Inc.,10.625%, 08/15/06                                                   60,000                57,825
                                                                                                           ----------
                                                                                                              261,100
Chemicals and Allied Products:                                       1.7%
     Fort James Corp., 6.875%, 09/15/07                                                 245,000               229,381
     Rohm & Haas Co., 6.95%, 07/15/04                                                   200,000               195,500
                                                                                                           ----------
                                                                                                              424,881

The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST                    SCHEDULE I
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2000
                                    UNAUDITED

                                                                 Percentage
                                                                 of Market
                                                                   Value of                                 Market
Fixed Maturities                                                  Portfolio           Principal              Value
----------------                                                 -----------         ----------            ----------
CORPORATE NOTES (Continued)

Electric Utilities:                                                  1.7%
     CMS Energy Corp., 8.00%, 07/01/11                                               $  225,000            $  222,469
     National Rural Utilities, 6.50%, 09/15/02                                          100,000                98,125
     Public Service Electric & Gas Co., 6.25%, 01/01/07                                 100,000                92,000
                                                                                                           ----------
                                                                                                              412,594

Finance & Credit:                                                    6.5%
     G.E. Capital Mtge. Services, Inc., 6.25%, 12/25/28                                 247,242               160,707
     G.E. Capital Mtge. Services, Inc., 6.50%, 04/25/29                                 307,377               202,724
     Gearbulk Holding, Ltd., 11.25%, 12/01/04                                           100,000               102,125
     Honda Auto Lease Trust, 6.45%, 09/16/02                                            325,000               321,425
     Hayes Lemerz Intl., Inc., 8.25%, 12/15/08                                           50,000                44,500
     Northwest Asset Corp., 6.75%, 05/25/29                                             248,313               173,663
     Merrill Lynch Mtge. Invest., Inc., 7.56%, 09/15/09                                 115,000               114,425
     Salomon Smith Barney, Inc., 7.375%, 05/15/07                                       300,000               288,000
     Texaco Capital, Inc., 5.5%, 01/15/09                                               220,000               186,725
                                                                                                           ----------
                                                                                                            1,594,294

Food & Beverages:                                                    1.3%
     Archer Daniels Midland Co., 6.625%, 05/01/29                                       120,000               103,050
     Hershey Foods Corp., 6.95%, 08/15/12                                               235,000               221,781
                                                                                                           ----------
                                                                                                              324,831

Forest Products:                                                     0.7%
     Noranda Forest, Inc., 7.50%, 07/15/03                                              100,000                97,875
     Stone Container Corp.,12.25%, 04/01/02                                              80,000                80,400
                                                                                                           ----------
                                                                                                              178,275
Health Services:                                                     0.3%
     Tenet Healthcare Corp., 7.875%, 01/15/03                                            70,000                67,813

The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST                   SCHEDULE I
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2000
                                    UNAUDITED

                                                                 Percentage
                                                                 of Market
                                                                   Value of                                 Market
Fixed Maturities                                                  Portfolio           Principal              Value
----------------                                                 -----------         ----------            ----------
CORPORATE NOTES (Continued)

Insurance Carriers:                                                  1.2%
     Conseco, Inc., 6.40%, 06/15/01                                                    $200,000            $  195,250
     Prudential Insurance Co. America, 6.875%, 04/15/03                                 100,000                97,875
                                                                                                           ----------
                                                                                                              293,125

Media & Communications:                                              1.4%
     CSC Holdings, Inc., 8.125%, 07/15/09                                               125,000               123,125
     Liberty Media Corp., 7.875%, 07/15/09                                              150,000               147,375
     Metromedia Fiber Network, Inc., 10.00%, 12/15/09                                    70,000                70,700
                                                                                                           ----------
                                                                                                              341,200

Miscellaneous Business Services:                                     0.4%
     Allied Waste North America, 7.875%, 01/01/09                                       115,000                99,475

Miscellaneous Consumer Products:                                     4.4%
     American Standard, Inc., 7.375%, 04/15/05                                          170,000               154,700
     Dura Oper Corp., 9.00%, 05/01/09                                                   150,000               139,875
     Hedstrom Corp., 10.00%, 06/01/07                                                    70,000                 7,000
     Jones Apparel Group, Inc., 7.875%, 06/15/06                                        230,000               220,225
     Kinder Care Learning Centers, 9.50%, 02/15/09                                       70,000                66,325
     P&L Coal Holdings Corp., 9.625%, 05/15/08                                          150,000               142,313
     S C International Service, Inc., 9.25%, 09/01/07                                    60,000                55,200
     Venture Holdings Trust, 12.00%, 06/01/07                                           100,000                85,000
     WMX Technologies, Inc., 6.65%, 05/15/05                                            225,000               223,875
                                                                                                           ----------
                                                                                                            1,094,513

Oil and Gas Extraction:                                              1.0%
     Apache Corp., 7.70%, 03/15/26                                                      155,000               149,575
     Quaker State Corp., 6.63%, 10/15/05                                                100,000                92,750
                                                                                                           ----------
                                                                                                              242,325

The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST                    SCHEDULE I
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2000
                                    UNAUDITED

                                                                 Percentage
                                                                 of Market
                                                                   Value of                                 Market
Fixed Maturities                                                  Portfolio           Principal              Value
----------------                                                 -----------         ----------            ----------
CORPORATE NOTES (Continued)

Building & Real Estate:                                              0.6%
     Pinnacle Holding, Inc., 0.00%, 03/15/08                                           $ 50,000            $   33,000
     Del Webb Corp., 10.25%, 02/15/10                                                   120,000               111,300
                                                                                                           ----------
                                                                                                              144,300
Telephone Communication:                                             2.5%
     Allegiance Telecom, Inc., 0.00%, 02/15/08                                          125,000                89,063
     Charter Communications Holdings, 8.625%, 04/01/09                                  100,000                92,000
     Crown Castle International, 0.00%, 05/15/11                                         75,000                45,000
     GTE Corp., 6.94%, 04/15/28                                                         100,000                90,625
     Global Crossing Holdings, Ltd., 9.625%, 05/15/08                                   100,000                97,750
     RNC Corp., 10.125%, 01/15/10                                                        50,000                49,000
     US West Communications, Inc., 7.50%, 06/15/23                                       80,000                73,800
     Worldcom, Inc., 6.95%, 08/15/28                                                    100,000                89,250
                                                                                                           ----------
                                                                                                              626,488
Textile Mill Products:                                               0.3%
     GFSI, Inc., 9.625%, 03/01/07                                                        45,000                27,000
     Polymer Group, Inc., 9.00%, 07/01/07                                                60,000                57,150
                                                                                                           ----------
                                                                                                               84,150
Transportation:                                                      1.9%
     Canadian National Railway Co., 6.90%, 07/15/28                                     165,000               145,611
     Newport News Shipbuilding, Inc.,  9.25%, 12/01/06                                   60,000                60,525
     Norfolk Southern Corp., 7.80%, 05/15/27                                            100,000                98,000
     Sea Containers Ltd.,  7.875%, 02/15/08                                             200,000               168,000
                                                                                                           ----------
                                                                                                              472,136
                                                                                                           ----------
                                          TOTAL CORPORATE NOTES
                                              (COST $9,349,861)                                             8,765,512

The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST                    SCHEDULE I
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2000
                                    UNAUDITED

                                                                 Percentage
                                                                 of Market
                                                                   Value of                                 Market
Fixed Maturities                                                  Portfolio           Principal              Value
----------------                                                 -----------         ----------            ----------
FEDERAL AGENCIES                                                    53.2%

Federal Home Loan Mortgage Corp.:                                    0.2%
     9.50%, 04/01/19                                                                 $   26,523            $   27,949
     9.00%, 06/01/19                                                                     13,500                14,052
                                                                                                           ----------
                                                                                                               42,001

Federal National Mortgage Assn.:                                    16.8%
     4.625%, 10/15/01                                                                 1,270,000             1,225,106
     6.625%, 01/15/02                                                                 1,410,000             1,401,935
     6.92%, 03/19/07                                                                     75,000                73,795
     6.21%, 11/07/07                                                                    855,000               803,281
     7.00%, 09/01/10                                                                    175,511               171,397
     7.00%, 05/01/12                                                                    141,176               137,867
     6.50%, 03/01/13                                                                    314,705               300,738
     7.50%, 08/25/21                                                                      9,069                 8,938
                                                                                                           ----------
                                                                                                            4,123,057

Government National Mortgage Assn.:                                 36.2%
     9.00%, 04/15/09                                                                      2,257                 2,332
     9.00%, 05/15/09                                                                     12,275                12,685
     9.00%, 05/15/09                                                                      3,602                 3,723
     9.00%, 05/15/09                                                                      3,314                 3,425
     9.00%, 05/15/09                                                                      1,100                 1,137
     9.00%, 05/15/09                                                                      1,663                 1,718
     11.25%, 09/15/15                                                                    79,035                86,840
     11.50%, 11/15/15                                                                     9,757                10,891
     10.00%, 06/15/17                                                                    21,557                23,369
     9.25%, 07/15/17                                                                      7,087                 7,397
     10.00%, 11/15/17                                                                     7,692                 8,339
     11.50%, 02/15/18                                                                     3,271                 3,651
     10.00%, 03/15/19                                                                    29,630                32,120
     10.00%, 03/15/20                                                                    13,759                14,915

The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST                    SCHEDULE I
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2000
                                    UNAUDITED

                                                                 Percentage
                                                                 of Market
                                                                   Value of                                 Market
Fixed Maturities                                                  Portfolio           Principal              Value
----------------                                                 -----------         ----------            ----------
FEDERAL AGENCIES (Continued)

Government National Mortgage Association (Continued)
     9.25%, 05/15/20                                                                 $   29,630            $   30,926
     9.25%, 05/15/21                                                                     87,640                91,475
     9.25%, 06/15/21                                                                     21,241                22,170
     7.50%, 06/15/23                                                                     84,596                82,507
     7.00%, 08/15/23                                                                     72,908                69,399
     7.50%, 10/15/23                                                                    126,453               123,331
     7.00%, 01/15/24                                                                    122,887               116,973
     7.00%, 03/15/24                                                                     86,423                82,263
     7.00%, 01/15/25                                                                    371,920               354,254
     9.50%, 01/15/25                                                                     18,648                19,761
     9.50%, 05/15/25                                                                      8,807                 9,333
     7.00%, 02/15/26                                                                    465,963               443,536
     7.50%, 09/15/26                                                                    172,696               168,432
     8.00%, 05/15/27                                                                    205,880               205,429
     6.50%, 04/15/28                                                                    752,872               695,699
     7.00%, 05/15/28                                                                    357,004               339,821
     7.00%, 06/15/28                                                                    305,503               290,799
     6.50%, 10/15/28                                                                  1,831,203             1,692,142
     6.50%, 11/15/28                                                                    508,820               470,180
     6.50%, 03/15/29                                                                    797,422               736,866
     8.00%, 07/15/29                                                                    208,323               207,867
     7.00%, 08/15/29                                                                    994,060               946,216
     7.50%, 09/15/29                                                                    553,989               540,311
     8.00%, 09/15/29                                                                    252,157               251,605
     8.00%, 01/15/30                                                                    258,187               257,622
     8.00%, 01/15/30                                                                    476,886               475,841
                                                                                                           ----------
                                                                                                            8,937,300
                                                                                                           ----------
                                         TOTAL FEDERAL AGENCIES
                                             (COST $13,686,489)                                            13,102,358


The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST                    SCHEDULE I
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2000
                                    UNAUDITED

                                                                 Percentage
                                                                 of Market
                                                                   Value of                                 Market
Fixed Maturities                                                  Portfolio           Principal              Value
----------------                                                 -----------         ----------            ----------
U.S. GOVERNMENT OBLIGATIONS                                          8.9%

U.S. Treasury Bonds:                                                 1.5%
     6.75%, 08/15/26                                                                 $  365,000           $   371,340

U.S. Treasury Notes:                                                 7.4%
     5.375%, 06/30/03                                                                    25,000                24,032
     3.375%, 01/15/07                                                                   303,946               287,196
     6.625%, 02/15/27                                                                 1,170,000             1,173,615
     5.25%, 02/15/29                                                                    395,000               328,656
                                                                                                          -----------
                                                                                                            1,813,499
                                                                                                          -----------
                              TOTAL U.S. GOVERNMENT OBLIGATIONS
                                              (COST $2,211,600)                                             2,184,839

FOREIGN GOVERNMENT OBLIGATIONS                                       2.3%

Canada Government Bond, 6.00%, 06/01/08                                                 538,961               555,934
                                                                                                          -----------

                           TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                                (COST $555,528)                                               555,934
                                                                                                          -----------

                                TOTAL INVESTMENTS
                                             (COST $25,803,478)      100.0%                                24,608,643

Forward Foreign Currency Contracts
----------------------------------
CONTRACT TO BUY
     996,000 Euro Dollars (Settlement Date 02/09/00;
     Payable amount $1,002,026; Market value $971,499)                                                        (30,527)

Other assets less liabilities                                                                                 114,950
                                                                                                          -----------
                                                     NET ASSETS                                           $24,693,066
                                                                                                          ===========

   The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST                    SCHEDULE I
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                            PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2000
                                    UNAUDITED

                                                                  Percentage
                                                                  of Market
                                                                   Value of            No. of               Market
Equity Securities                                                  Portfolio           Shares               Value
----------------                                                  -----------        ----------           -----------
CAPITAL EQUIPMENT                                                    2.2%

Electrical  Equipment:                                               2.2%
     General Electric Co.                                                                45,000           $ 6,001,875
     Hubbell, Inc. Class B                                                               60,000             1,556,250
                                                                                                           ----------
                                                                                                            7,558,125

CONSUMER CYCLICALS                                                   0.6%

Automobiles & Related:                                               0.6%
     Genuine Parts Co.                                                                   80,000             1,930,000

CONSUMER NONDURABLES                                                21.0%

Food & Beverages:                                                    6.5%
     Anheuser-Busch Company, Inc.                                                        50,000             3,375,000
     Campbell Soup Co.                                                                  100,000             3,143,750
     General Mills, Inc.                                                                108,000             3,368,250
     Hershey Foods, Inc.                                                                 70,000             2,975,000
     McCormick & Co.                                                                    100,000             2,643,750
     Pepsico, Inc.                                                                       50,000             1,706,250
     Quaker Oats Company                                                                 30,000             1,781,250
     Ralston-Ralston Purina Group                                                       100,000             2,806,250
                                                                                                           ----------
                                                                                                           21,799,500

Health Services:                                                     0.6%
     Baxter International, Inc.                                                          30,000             1,916,250

Miscellaneous Consumer Products:                                     7.0%
     Colgate Palmolive Co.                                                               60,000             3,555,000
     Eastman  Kodak                                                                      60,000             3,712,500
     Fortune Brands, Inc.                                                               120,000             3,480,000
     Int'l. Flavors & Fragrance                                                         100,000             3,568,750


   The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST                    SCHEDULE I
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2000
                                    UNAUDITED

                                                                  Percentage
                                                                  of Market
                                                                   Value of            No. of                Market
Equity Securities                                                  Portfolio           Shares                Value
----------------                                                  -----------        ----------            ----------
CONSUMER NONDURABLES (Continued)

Miscellaneous Consumer Products (Continued)
     Owens Corning Fiber                                                                 70,000           $ 1,124,375
     Philip Morris Companies, Inc.                                                      100,000             2,093,750
     Stanley Works                                                                      150,000             3,768,750
     UST, Inc.                                                                          100,000             2,293,750
                                                                                                           ----------
                                                                                                           23,596,875

Pharmaceuticals:                                                     6.9%
     Abbott Laboratories                                                                150,000             4,893,750
     American Home Products                                                             140,000             6,588,750
     Johnson & Johnson                                                                   45,000             3,872,813
     Merck & Co.                                                                         27,500             2,167,344
     Pharmacia-Upjohn, Inc.                                                              50,000             2,350,000
     Schering-Plough Corp.                                                               80,000             3,520,000
                                                                                                           ----------
                                                                                                           23,392,657

CONSUMER SERVICES                                                   13.7%

Entertainment & Leisure:                                             2.2%
     Hilton Hotels Corp.                                                                400,000             3,375,000
     Starwood Hotel & Resort Trust                                                      175,000             4,200,000
                                                                                                           ----------
                                                                                                            7,575,000

General Merchandise Stores:                                          5.3%
     Albertsons, Inc.                                                                   125,000             3,828,125
     J.C. Penney, Inc.                                                                   50,000               981,250
     Neiman-Marcus Group, Inc.*                                                          90,000             2,199,375
     Rite Aid Corp.                                                                     150,000             1,059,375
     Target Corp.                                                                        90,000             5,945,625
     Toys R Us, Inc.*                                                                   250,000             2,578,125
     Tupperware Corp.                                                                   100,000             1,631,250
                                                                                                           ----------
                                                                                                           18,223,125

*  Non-income producing
   The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST                    SCHEDULE I
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2000
                                    UNAUDITED

                                                                  Percentage
                                                                  of Market
                                                                   Value of            No. of               Market
Equity Securities                                                  Portfolio           Shares               Value
----------------                                                  -----------        ----------           ----------
CONSUMER SERVICES (Continued)

Media & Communications:                                              4.9%
     CBS Corp.*                                                                          75,000           $ 4,373,438
     Walt Disney Holding Co.                                                            156,300             5,675,644
     Knight Ridder, Inc.                                                                 60,000             3,198,750
     Meredith Corp.                                                                      60,000             2,100,000
     Readers Digest Assn., Inc.                                                          35,000             1,207,500
                                                                                                           ----------
                                                                                                           16,555,332

Miscellaneous Business Services:                                     1.3%
     Waste Management, Inc.                                                             250,000             4,375,000

ENERGY                                                              10.0%

Oil And Gas Extraction:                                             10.0%
     Amerada Hess Corp.                                                                  65,000             3,457,188
     Atlantic Richfield Co.                                                              30,000             2,310,000
     BP Amoco PLC                                                                       192,332            10,337,845
     Baker Hughes, Inc.                                                                 175,000             4,309,375
     Chevron Corp.                                                                       40,000             3,342,500
     Exxon Mobil Corp.                                                                   57,122             4,769,687
     Texaco, Inc.                                                                        30,600             1,617,975
     Unocal Corp.                                                                       125,000             3,578,125
                                                                                                           ----------
                                                                                                           33,722,695

FINANCIAL                                                           15.6%

Banking:                                                             5.4%
     Chase Manhattan Corp.                                                               30,000             2,413,125
     Firstar Corp.*                                                                     175,000             4,178,125
     Mellon Financial Corp.                                                             100,000             3,431,250
     National City Corp.                                                                100,000             2,162,500

*  Non-income producing
   The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST                    SCHEDULE I
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2000
                                    UNAUDITED

                                                                  Percentage
                                                                  of Market
                                                                   Value of            No. of               Market
Equity Securities                                                  Portfolio           Shares               Value
----------------                                                  -----------        ----------           ----------
FINANCIAL (Continued)

Banking (Continued)
     Washington Mutual, Inc.                                                            120,000           $ 3,045,000
     Wells Fargo & Co.                                                                   66,660             2,666,400
                                                                                                           ----------
                                                                                                           17,896,400
Federal Agencies:                                                    0.9%
     Freddie Mac                                                                         60,000             3,011,250

Financial Services:                                                  4.5%
     H&R Block, Inc.                                                                     60,000             2,587,500
     Citigroup, Inc.                                                                    165,547             9,508,606
     J.P. Morgan & Co., Inc.                                                             25,000             3,070,313
                                                                                                           ----------
                                                                                                           15,166,419

Insurance Carriers:                                                  4.8%
     Chubb Corp.                                                                         65,000             3,656,250
     Loews Corp.                                                                         30,000             1,680,000
     St. Paul Companies, Inc.                                                           105,136             3,173,793
     Travelers Aetna P&C                                                                120,000             4,350,000
     Unum Provident Corp.                                                               125,000             3,343,750
                                                                                                           ----------
                                                                                                           16,203,793

PROCESS INDUSTRIES                                                  13.0%

Chemicals And Allied Products:                                       7.2%
     Dow Chemical Co.                                                                    30,000             3,495,000
     Dupont Co.                                                                          50,000             2,950,000
     Fort James Corp.                                                                   125,000             3,343,750
     Great Lakes Chemical Corp.                                                         100,000             3,312,500
     Hercules, Inc.                                                                     120,000             2,055,000

   The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST                    SCHEDULE I
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2000
                                    UNAUDITED

                                                                  Percentage
                                                                  of Market
                                                                   Value of            No. of                Market
Equity Securities                                                  Portfolio           Shares                Value
----------------                                                  -----------        ----------            ----------
PROCESS INDUSTRIES (Continued)

Chemicals And Allied Products (Continued)
     Imperial Chemical ADR                                                              100,000           $ 3,306,250
     Minnesota Mining & Manufacturing Co.                                                38,300             3,585,838
     Pall Corp.                                                                         125,000             2,304,688
                                                                                                           ----------
                                                                                                           24,353,026

Forest Products:                                                     0.5%
     Weyerhaeuser Co.                                                                    30,000             1,721,250

Metal Mining:                                                        2.8%
     Inco Ltd.                                                                          150,000             2,850,000
     Newmont Mining Corp.                                                                75,000             1,528,125
     Phelps Dodge Corp.                                                                  50,000             2,906,250
     Reynolds Metals Co.                                                                 30,000             2,002,500
                                                                                                           ----------
                                                                                                            9,286,875

Paper And Allied Products:                                           2.5%
     Kimberly-Clark                                                                     100,000             6,193,750
     International Paper Co.                                                             47,278             2,251,615
                                                                                                           ----------
                                                                                                            8,445,365

TECHNOLOGY                                                           6.9%

Computer and Office Equipment:                                       6.9%
     BMC Software, Inc.*                                                                 75,000             2,840,625
     Computer Associates International, Inc.                                             75,000             5,151,563
     First Data Corp.                                                                   125,000             6,132,813
     Hewlett-Packard Co.                                                                 60,000             6,495,000
     Xerox Corp.                                                                        120,000             2,505,000
                                                                                                           ----------
                                                                                                           23,125,001

*  Non-income producing
   The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST                    SCHEDULE I
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2000
                                    UNAUDITED

                                                                  Percentage
                                                                  of Market
                                                                   Value of            No. of                Market
Equity Securities                                                  Portfolio           Shares                Value
----------------                                                 -----------         ----------           -----------
TRANSPORTATION                                                       5.8%

Aerospace and Defense:                                               4.0%
     Boeing Company                                                                     100,000           $ 4,431,250
     Honeywell International, Inc.                                                      100,000             4,800,000
     Lockheed Martin Corp.                                                              100,000             1,875,000
     Raytheon Co CL B                                                                   100,000             2,281,250
                                                                                                          -----------
                                                                                                           13,387,500
Railroad Transportation:                                             1.8%
     Norfolk Southern Corp.                                                             200,000             3,400,000
     Union Pacific Corp.                                                                 70,000             2,800,000
                                                                                                          -----------
                                                                                                            6,200,000
UTILITIES                                                            5.5%

Telephone Communication:                                             2.7%
     AT&T Co.                                                                            30,000             1,582,500
     GTE Corp.                                                                           40,000             2,932,500
     SBC Communications, Inc.                                                           104,865             4,522,303
                                                                                                          -----------
                                                                                                            9,037,303

Utility Holding Companies:                                           2.8%
     Edison International                                                                50,000             1,450,000
     GPU                                                                                  6,000               174,000
     Niagara Mohawk Holdings, Inc.*                                                     137,500             1,727,344
     Peco Energy Co.                                                                     50,000             2,081,250
     Scottish Power *                                                                    40,600             1,124,112
     Unicom Corp.                                                                        75,000             2,934,370
                                                                                                          -----------
                                                                                                            9,491,076
                                                                                                          -----------

                                        TOTAL EQUITY SECURITIES
                                            (COST $267,610,029)                                           317,969,817

*  Non-income producing
   The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST                    SCHEDULE I
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2000
                                    UNAUDITED

                                                                 Percentage
                                                                 of Market
                                                                   Value of                                 Market
Short-Term Investments                                            Portfolio          Principal              Value
----------------------                                           -----------        ----------           ------------
SHORT-TERM INVESTMENTS                                               5.7%

Commercial Paper:                                                    5.7%
     Federal Home Loan Mortgage, 5.56%, 02/08/00                                    $ 4,420,000          $  4,415,206
     Motiva Enterprises IIC, 6.78%, 02/01/00                                         10,145,000            10,145,000
     Santander Finance Corp., 5.64, 02/11/00                                          4,800,000             4,792,465
                                                                                                         ------------

                                  TOTAL SHORT -TERM INVESTMENTS
                                            (COST  $19,352,671)                                            19,352,671
                                                                                                         ------------

                                              TOTAL INVESTMENTS
                                            (COST $286,962,700)    100.0%                                 337,322,488

Other assets less liabilities                                                                               3,530,890
                                                                                                         ------------

                                                     NET ASSETS                                          $340,853,378
                                                                                                         ============



   The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST                    SCHEDULE I
                                  EQUITY SERIES
                            PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2000
                                    UNAUDITED

                                                                  Percentage
                                                                  of Market
                                                                   Value of            No. of                Market
Equity Securities                                                  Portfolio           Shares                Value
----------------                                                 -----------         ----------             ---------
CAPITAL EQUIPMENT                                                    7.8%

Aerospace & Defense:                                                 2.4%
     Boeing Company                                                                       5,300              $234,856
     Honeywell International, Inc.                                                        4,837               232,176
     TRW, Inc.                                                                              800                35,050
     Tyco International, Ltd.                                                            14,000               598,500
     United Technologies Corp.                                                            5,200               275,275
                                                                                                            ---------
                                                                                                            1,375,857
Electrical Equipment:                                                4.9%
     Emerson Electric Co.                                                                 6,400               352,400
     General Electric Co.                                                                18,800             2,507,450
                                                                                                            ---------
                                                                                                            2,859,850

Machinery:                                                           0.5%
     Illinois Tool Works, Inc.                                                            5,200               304,200

CONSUMER NONDURABLES                                                18.0%

Food & Beverages:                                                    3.7%
     Anheuser-Busch Company, Inc.                                                         3,800               256,500
     Best Foods                                                                           8,300               361,050
     Coca Cola                                                                           15,300               878,794
     Pepsico, Inc.                                                                       11,000               375,375
     Seagram, Ltd.                                                                        4,900               284,506
                                                                                                            ---------
                                                                                                            2,156,225

Health Services:                                                     0.9%
     Columbia/HCA  Healthcare Corp.                                                       7,200               196,650
     Medtronic, Inc.                                                                      7,400               338,550
                                                                                                            ---------
                                                                                                              535,200

*  Non-income producing
   The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST                    SCHEDULE I
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2000
                                    UNAUDITED

                                                                  Percentage
                                                                  of Market
                                                                   Value of            No. of                Market
Equity Securities                                                  Portfolio           Shares                Value
----------------                                                 -----------         ----------             ---------
CONSUMER NONDURABLES (Continued)

Miscellaneous Consumer Products:                                     3.7%
     Colgate Palmolive Co.                                                                6,900             $ 408,825
     Gillette Co.                                                                         8,400               316,050
     Heinz (H J) Co.                                                                      6,100               226,844
     Lowes Companies, Inc.                                                                3,900               174,038
     McDonalds  Corp.                                                                     9,500               353,281
     Proctor & Gamble Co.                                                                 6,700               675,862
                                                                                                            ---------
                                                                                                            2,154,900

Pharmaceuticals:                                                     9.7%
     Abbott Laboratories                                                                  9,500               309,938
     American Home Products Co.                                                          11,100               522,394
     Amgen, Inc.*                                                                         3,900               248,381
     Bristol Myers Squibb Co.                                                            14,400               950,400
     Johnson & Johnson                                                                   10,000               860,625
     Merck & Co.                                                                         17,200             1,355,575
     Pfizer, Inc.                                                                        19,300               702,037
     Warner Lambert Co.                                                                   6,800               645,575
                                                                                                            ---------
                                                                                                            5,594,925

CONSUMER CYCLICALS                                                   1.2%

Automobiles & Related:                                               1.2%
     Ford Motor Co.                                                                       7,300               363,175
     General Motors Corp.                                                                 4,500               361,969
                                                                                                              -------
                                                                                                              725,144

*  Non-income producing
   The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST                    SCHEDULE I
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2000
                                    UNAUDITED

                                                                  Percentage
                                                                  of Market
                                                                   Value of            No. of                Market
Equity Securities                                                  Portfolio           Shares                Value
----------------                                                 -----------         ----------             ---------
CONSUMER SERVICES                                                    8.9%

General Merchandise Stores:                                          4.8%
     Costco Wholesale Corp.*                                                              5,100              $249,581
     Federated Department Stores, Inc.*                                                   5,000               208,125
     Gap, Inc.                                                                            6,600               294,938
     Home Depot, Inc.                                                                    10,050               569,081
     Walmart Stores                                                                      26,900             1,472,775
                                                                                                            ---------
                                                                                                            2,794,500

Media & Communications:                                              3.6%
     CBS Corp.*                                                                           8,600               501,488
     Clear Channel Communication, Inc.*                                                   3,400               293,675
     Walt Disney Holding Co.                                                             14,500               526,531
     Time Warner, Inc.                                                                    6,100               487,619
     Tribune Co.                                                                          6,600               278,438
                                                                                                            ---------
                                                                                                            2,087,751
                                                                     0.5%
Miscellaneous Business Services:
     Cendant Corp.*                                                                      13,000               262,438


ENERGY                                                               6.9%

Oil And Gas Extraction:                                              6.9%
     Enron Corp.                                                                          7,200               485,550
     Exxon  Mobil Corp.                                                                  25,828             2,156,638
     Royal Dutch Petroleum Co. ADR                                                       13,200               726,825
     Schlumberger Limited                                                                 7,000               427,438
     Transocean Sedco Forex, Inc.                                                         6,726               213,970
                                                                                                            ---------
                                                                                                            4,010,421

*  Non-income producing
   The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST                    SCHEDULE I
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2000
                                    UNAUDITED

                                                                  Percentage
                                                                  of Market
                                                                   Value of            No. of                Market
Equity Securities                                                  Portfolio           Shares                Value
----------------                                                 -----------         ----------             ---------
FINANCIAL                                                           13.9%

Banking:                                                             5.1%
     BankAmerica Corp.                                                                    7,946             $ 384,884
     Bank of New York Company, Inc.                                                       8,200               333,125
     Chase Manhattan Corp.                                                                8,100               651,544
     Firstar Corp.*                                                                      11,700               279,338
     Household International, Inc.                                                        7,700               271,425
     Mellon Financial Corp.                                                               7,200               247,050
     Suntrust Banks, Inc.                                                                 4,600               273,987
     Wells Fargo & Co.                                                                   12,800               512,000
                                                                                                            ---------
                                                                                                            2,953,353

Federal Agencies:                                                    0.8%
     Federal National  Mortgage Assn.                                                     7,600               455,525


Financial Services:                                                  4.8%
     American Express Co.                                                                 2,100               346,106
     Associates First Capital Corp.                                                       9,374               187,480
     Citigroup, Inc.                                                                     18,375             1,055,414
     Fleet Boston Financial Corp.                                                         8,682               272,940
     Morgan Stanley Dean Witter                                                          13,970               925,513
                                                                                                            ---------
                                                                                                            2,787,453

Insurance Carriers:                                                  3.2%
     American International Group                                                        14,987             1,560,521
     Cigna Corp.                                                                          4,100               294,175
                                                                                                            ---------
                                                                                                            1,854,696

*  Non-income producing
   The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST                    SCHEDULE I
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2000
                                    UNAUDITED

                                                                  Percentage
                                                                  of Market
                                                                   Value of            No. of                Market
Equity Securities                                                  Portfolio           Shares                Value
-----------------                                                -----------         ----------             ---------
PROCESS INDUSTRIES                                                   3.2%

Chemicals and Allied Products:                                       1.5%
     Dow Chemical Co.                                                                     2,400             $ 279,600
     Dupont Co.                                                                           8,500               501,500
     Rohm & Haas Co.                                                                      1,400                59,150
                                                                                                            ---------
                                                                                                              840,250

Metal Mining:                                                        0.6%
     Alcoa, Inc.                                                                          5,100               355,406

Paper And Allied Products:                                           1.1%
     Bowater, Inc.                                                                        4,900               253,269
     International Paper Co.                                                              8,700               414,338
                                                                                                            ---------
                                                                                                              667,607

TECHNOLOGY                                                          31.0%

Communication  Equipment:                                            6.0%
     Corning, Inc.                                                                        2,900               447,325
     Lucent Technologies, Inc.                                                           15,700               867,425
     Motorola, Inc.                                                                       6,600               902,550
     Nextel Communications, Inc.*                                                         2,200               234,025
     Nortel Networks Corp.                                                                6,700               640,688
     Qualcomm, Inc.                                                                       3,200               406,200
                                                                                                            ---------
                                                                                                            3,498,213

Computer & Office Equipment:                                        25.0%
     America Online, Inc.*                                                               11,800               671,863
     Applied Materials, Inc.*                                                             2,800               384,300
     Cisco System Inc.*                                                                  20,700             2,266,650
     Dell Computer Corp.*                                                                10,600               408,763
     EMC  Mass Corp.*                                                                     8,200               873,300

*  Non-income producing
The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST                    SCHEDULE I
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2000
                                    UNAUDITED

                                                                  Percentage
                                                                  of Market
                                                                   Value of            No. of                Market
Equity Securities                                                  Portfolio           Shares                Value
-----------------                                                -----------         ----------            ----------
TECHNOLOGY  (Continued)

Computer & Office Equipment (Continued)
     Electronic Data System Corp.                                                         5,000           $   338,125
     Hewlett Packard Co.                                                                  7,000               757,750
     Intel Corp.                                                                         21,400             2,117,263
     International Business Machines Corp.                                               10,500             1,177,969
     Microsoft Corp.                                                                     27,400             2,681,775
     Oracle Corp.*                                                                       20,800             1,039,025
     Sun Microsystems, Inc.*                                                              7,600               597,075
     Texas Instruments, Inc.                                                              7,400               798,275
     Yahoo, Inc.*                                                                         1,400               450,886
                                                                                                           ----------
                                                                                                           14,563,019

UTILITIES                                                            9.1%

Telephone Communication:                                             7.5%
     AT&T Co.                                                                            18,000               949,500
     Alltel Corp.                                                                         4,200               280,350
     Bell Atlantic Corp.                                                                  9,100               563,631
     GTE Corp.                                                                            5,500               403,219
     MCI Worldcom, Inc.*                                                                 18,100               831,469
     Mediaone Group, Inc.*                                                                3,300               262,350
     SBC Communications, Inc.                                                            17,600               759,000
     Sprint Corp.                                                                         5,200               336,373
                                                                                                           ----------
                                                                                                            4,385,892

Utility Holding Companies:                                           1.6%
     Calpine Corp.                                                                        2,700               197,438
     Duke Entergy Corp.                                                                   4,200               242,550
     FPL Group, Inc.                                                                      6,300               265,781
     Montana Power Company                                                                5,400               218,700
                                                                                                           ----------
                                                                                                              924,469

*  Non-income producing
The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST                    SCHEDULE I
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2000
                                    UNAUDITED

                                                                  Percentage
                                                                  of Market
                                                                   Value of            No. of                Market
Equity Securities                                                  Portfolio           Shares                Value
-----------------                                                -----------         ----------           -----------
                                              TOTAL INVESTMENTS
                                             (COST $41,295,419)     100.0%                                $58,147,294

Other Assets Less Liabilities                                                                               1,457,316
                                                                                                          -----------

                                                     NET ASSETS                                           $59,604,610
                                                                                                          ===========

The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST                    SCHEDULE I
                          U.S. GOVERNMENT INCOME SERIES
                            PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2000
                                    UNAUDITED

                                                                 Percentage
                                                                 of Market
                                                                   Value of                                  Market
Fixed Maturities                                                  Portfolio           Principal              Value
----------------                                                 -----------         ----------            ----------
CORPORATE NOTES                                                      2.0%

Finance & Credit:                                                    2.0%
   Deutsche Mortgage & Asset , 6.22%, 09/15/07                                         $111,010              $104,164
   GMAC Mortgage Corp., 5.94%, 07/01/13                                                 447,541               396,642
   Residential Accredit Lines, Inc., 6.75%, 05/25/28                                    133,220               129,619
                                                                                                           ----------

                                          TOTAL CORPORATE NOTES
                                                (COST $674,757)                                               630,425

U.S. GOVERNMENT OBLIGATIONS                                         40.5%

U.S. Treasury Bonds:                                                31.2%
   8.75%, 11/15/08                                                                      500,000               531,290
   12.75%, 11/15/10                                                                     600,000               766,290
   14.00%, 11/15/11                                                                      50,000                69,098
   8.50%,  02/15/20                                                                   3,130,000             3,742,322
   6.375%, 08/15/27                                                                   3,580,000             3,478,221
   5.25%,  02/15/29                                                                     230,000               191,369
   3.875%, 04/15/29                                                                   1,010,491               945,828
                                                                                                           ----------
                                                                                                            9,724,418

U.S. Treasury Notes:                                                 9.3%
   5.875%, 11/15/04                                                                     170,000               164,385
   6.50%, 10/15/06                                                                    2,400,000             2,365,224
   6.00%, 08/15/09                                                                      375,000               357,461
                                                                                                           ----------
                                                                                                            2,887,070
                                                                                                           ----------

                              TOTAL U.S. GOVERNMENT OBLIGATIONS
                                             (COST $13,380,149)                                            12,611,488

The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST                    SCHEDULE I
                          U.S. GOVERNMENT INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2000
                                    UNAUDITED

                                                                 Percentage
                                                                 of Market
                                                                   Value of                                   Market
Fixed Maturities                                                  Portfolio           Principal               Value
----------------                                                 -----------         ----------             ---------
FEDERAL AGENCIES                                                    56.9%

Federal Farm Credit Bank:                                            6.8%
         6.05%, 04/21/03                                                               $550,000              $535,260
         6.94%, 05/19/05                                                                125,000               123,840
         7.37%, 08/01/06                                                              1,500,000             1,472,805
                                                                                                            ---------
                                                                                                            2,131,905

Federal Home Loan Bank:                                              0.8%
         8.00%, 08/27/01                                                                250,000               254,455

Federal Home Loan Mortgage Corp.:                                   17.7%
         7.36%, 06/05/07                                                              1,500,000             1,447,215
         7.00%, 07/01/07                                                                 75,452                72,740
         6.625%, 09/15/09                                                               730,000               694,413
         7.00%, 09/01/10                                                                164,379               160,475
         6.50%, 04/01/11                                                              1,023,554               978,128
         6.00%, 05/11/11                                                              1,084,128             1,013,313
         5.50%, 05/01/14                                                                485,409               443,542
         6.915%, 07/01/27                                                               286,532               284,919
         6.50%, 05/01/29                                                                454,883               422,614
                                                                                                            ---------
                                                                                                            5,517,359

Federal National Mortgage Assn.:                                    24.3%
         6.125%, 11/25/03                                                               152,452               146,740
         5.125%, 02/13/04                                                               175,000               162,649
         6.14%, 09/01/08                                                                225,000               205,160
         6.09%, 10/01/08                                                                516,000               469,080
         6.00%, 11/01/08                                                                295,156               281,319
         6.50%, 03/01/09                                                                 90,045                90,045
         7.00%, 04/01/11                                                                859,657               839,507

The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST                    SCHEDULE I
                          U.S. GOVERNMENT INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2000
                                    UNAUDITED

                                                                 Percentage
                                                                 of Market
                                                                   Value of                                   Market
Fixed Maturities                                                  Portfolio           Principal               Value
----------------                                                 -----------         ----------            ----------
FEDERAL AGENCIES (Continued)

Federal National Mortgage Assn. (Continued)
     7.00%, 05/01/11                                                                   $413,202            $  403,516
     7.00%, 09/01/11                                                                    278,654               272,123
     5.50%, 07/01/13                                                                    452,556               413,238
     8.00%, 11/01/13                                                                    575,154               573,895
     5.50%, 01/01/14                                                                    473,828               432,662
     5.50%, 02/01/14                                                                    471,216               430,277
     6.00%, 03/01/14                                                                     62,878                58,731
     8.00%, 08/01/14                                                                    281,124               284,461
     6.50%, 05/17/15                                                                    700,000               644,658
     6.315%, 10/01/23                                                                   697,795               625,399
     8.00%, 10/01/25                                                                    154,291               153,953
     6.00%, 06/01/29                                                                    498,809               449,083
     6.50%, 06/01/29                                                                    498,008               462,364
     6.50%, 09/01/29                                                                    198,141               183,960
                                                                                                           ----------
                                                                                                            7,582,820

Government National Mortgage Assn.:                                  6.0%
     8.25%, 02/15/09                                                                    226,901               229,310
     6.00%, 04/15/14                                                                    487,918               454,525
     7.00%, 10/15/23                                                                    500,050               475,982
     7.50%, 01/15/26                                                                    719,810               702,040
                                                                                                           ----------
                                                                                                            1,861,857
Other Federal Agencies:                                              1.3%
     Small Business Admin., 5.50%, 10/01/18                                             341,090               298,071
     Student Loan Marketing Assn., 7.50%, 03/08/00                                      100,000               100,132
                                                                                                           ----------
                                                                                                              398,203
                                                                                                           ----------

                                         TOTAL FEDERAL AGENCIES
                                             (COST $18,475,301)                                            17,746,599



The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST                    SCHEDULE I
                          U.S. GOVERNMENT INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2000
                                    UNAUDITED

                                                                 Percentage
                                                                 of Market
                                                                   Value of                                   Market
Short-Term Investments                                            Portfolio           Principal               Value
----------------------                                           -----------         ----------           -----------
SHORT-TERM INVESTMENTS                                               0.6%

                        Federal Home Loan Bank, 5.72%, 02/01/00
                                               (COST  $200,000)                        $200,000              $200,000
                                                                                                          -----------

                                              TOTAL INVESTMENTS
                                             (COST $32,730,207)     100.0%                                 31,188,512

Other assets less liabilities                                                                                 628,264
                                                                                                          -----------

                                                     NET ASSETS                                           $31,816,776
                                                                                                          ===========


The accompanying notes are an integral part of these financial statements.

SECURITY FIRST TRUST

NOTES TO FINANCIAL STATEMENTS

JANUARY 31, 2000

UNAUDITED

NOTE A -- ORGANIZATION OF THE TRUST AND SIGNIFICANT ACCOUNTING POLICIES

Security First Trust (the Trust) was established under Massachusetts law pursuant to a Declaration of Trust dated February 13, 1987, as an unincorporated business trust, a form of organization that is commonly called a Massachusetts Business Trust. The Trust is registered with the Securities and Exchange Commission as a diversified open-end management investment company (mutual fund) under the Investment Company Act of 1940 (1940 Act).

On June 17, 1987, the shareowners of Security First Legal Reserve Fund, Inc. and Security First Variable Life Fund, Inc. (the Funds), each of which was a Maryland corporation registered as an investment company under the 1940 Act, approved Plans of Reorganization and Liquidation and on July 24, 1987, the Funds became Series of the Trust and their shareowners became shareowners of the Bond Series and the T. Rowe Price Growth and Income Series (the Growth and Income Series), respectively, in a tax-free exchange of shares. The Trust operates as a "series company," as that term is used in Rule 18f-2 under the 1940 Act. Financial information for periods prior to June 17, 1987, reflect the results of the respective funds.

The Declaration of Trust permits the Trustees to issue an unlimited number of shares and to divide such shares into an unlimited number of series, all without shareowner approval. Pursuant to this authority, the Board of Trustees of Security First Trust established the Equity Series and the U.S. Government Income Series on January 11, 1993, which commenced operations May 19, 1993.

The following is a summary of significant accounting policies followed by the
Trust:

FEDERAL INCOME TAXES -- Each series of the Trust has elected to qualify as a "Regulated Investment Company." No provision for federal income taxes is necessary because each series intends to maintain its qualification as a "Regulated Investment Company" under the Internal Revenue Code and distribute each year substantially all of its net income and realized capital gains to its shareowners. Income and gains to be distributed are determined annually as of December 31.

PORTFOLIO VALUATION -- Investments are carried at market value. The market value of equity securities is determined as follows: securities traded on a national securities exchange are valued at the last sale price; securities not traded on a national securities exchange are valued at the bid price for such securities as reported by security dealers. Fixed maturities are valued at prices obtained from a major dealer in bonds.

Short-term investments that have remaining maturities of more than 60 days and for which representative market quotations are readily available are valued at the most recent bid price or yield equivalent as quoted by a major broker-dealer in money market securities. Securities with remaining maturities of 60 days or less are valued at their amortized cost, which approximates market value due to the short duration to maturity. Securities and other assets for which such procedures are deemed not to reflect fair value, or for which representative quotes are not readily available, are valued at prices deemed best to reflect their fair value as determined in good faith by or under supervision of officers of the Trust in a manner specifically authorized by the Board of Directors and applied on a consistent basis.

SECURITY FIRST TRUST

NOTE A--ORGANIZATION OF THE TRUST AND SIGNIFICANT ACCOUNTING POLICIES
        (CONTINUED)

CURRENCY TRANSLATION -- Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

FOREIGN CURRENCY CONTRACTS -- The Trust may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Trust's currency exposure.

Contracts to buy and to sell foreign currency generally are used to minimize the effect of currency fluctuation on the portfolios. Also, a contract to buy or to sell can offset a previous contract. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contractual terms.

The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by The Wall Street Journal. Purchases and sales of forward foreign currency contracts having the same settlement date are offset, and any gain or loss is recognized on the date of offset; otherwise, the gain or loss is recognized on the settlement date.

DIVIDENDS AND DISTRIBUTIONS -- Each series declares dividends annually. Net realized gains from security transactions, if any, are distributed annually.

OTHER -- As is common in the industry, security transactions are accounted for no later than the day following the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Net realized gain or loss on sale of investments is determined by the specific identification method.

NOTE B -- REMUNERATION OF MANAGER AND OTHERS

Bond Series and T. Rowe Price Growth and Income Series:

Security First Investment Management Corporation (Security Management or
Manager) serves as both investment adviser and manager, and is entitled by agreement to a monthly fee equal to 1/24 of 1% of the average daily net asset value of the Bond Series and Growth and Income Series (equivalent annually to
 .5%), less compensation payable to the Series' sub-advisers, Neuberger & Berman, LLC and T. Rowe Price Associates, respectively. However, to the extent that operating expenses (including management fees but excluding interest and taxes and certain extraordinary expenses) of each series exceed 2.5% of the first $30 million of each series' average daily net assets, 2.0% of the next $70 million of each series' average daily net assets, and 1.5% of each series' average daily net assets in excess of that amount, calculated on the basis of each series' fiscal year (the expense limitation), the agreement requires that Security Management waive its fee. In addition, for the year ended July 31, 2000, Security Management has also agreed to reimburse the Bond Series for any remaining expenses exceeding a limitation equivalent annually to 1.5%. Security Management may elect on an annual basis to reimburse the Series for future excess expenses.

SECURITY FIRST TRUST

NOTE B -- REMUNERATION OF MANAGER AND OTHERS (CONTINUED)

If during the fiscal year repayments are made to the Manager and the series' expenses subsequently exceed the expense limitation, the Series shall recover such repayments from the Manager to the extent of the excess determined. Conversely, if during the fiscal year repayments are made by the Manager and the series' expenses subsequently are within the expense limitation, the Manager shall recover such repayments to the extent of the excess repaid. It is management's opinion that it is reasonably possible that actual operating expense may be less than the expense limitation; however, in accordance with the requirements of FASB Statement No. 5, no accrual has been made for the contingent obligation to repay Security Management for excess expense reimbursements since the conditions required for such accrual have not, in the opinion of management, been met.

T. Rowe Price Associates provides investment advice and makes investment decisions for the Growth and Income Series, while Neuberger & Berman, LLC provides the same for the Bond Series. T. Rowe Price Associates and Neuberger & Berman, LLC are each paid an annual fee of .35% of the average daily net assets of the series for which they respectively provide investment advice less any compensation payable to Security Management acting as adviser on certain assets in which a series may invest.

Equity Series and U.S. Government Income Series:

Security Management serves as both investment adviser and manager, and is entitled by agreement to a monthly fee equal to 1/17 of 1% (equivalent annually to .7%) of the average daily net asset value of the Equity Series and 1/22 of 1% (equivalent annually to .55%) of the average daily net asset value of the U.S. Government Income Series, less compensation payable to the Series' sub-adviser, Blackrock, Inc. (Blackrock). However, to the extent that operating expenses (including management fees but excluding interest and taxes and certain extraordinary expenses) of each series exceed 2.5% of the first $30 million of each series' average daily net assets, 2.0% of the next $70 million of each series' average daily net assets and 1.5% of each series' average daily net assets in excess of that amount, calculated on the basis of each series' fiscal year (the expense limitation), the agreement requires that Security Management and Blackrock waive their fees.

Blackrock provides investment advice and makes investment decisions for the U.S. Government Income Series and for the Equity Series. Blackrock is paid an annual fee of .40% of the average daily net assets of the U.S. Government Income Series and an annual fee of .55% of the average daily net assets of the Equity Series.

SECURITY FIRST TRUST

NOTE C -- INVESTMENT SECURITIES TRANSACTIONS

Purchases and sales of fixed maturities and equity securities for the period ended January 31, 2000 were as follows:

                                                        T. Rowe Price
                                                           Growth                                   U.S.
                                                            and                                  Government
                                                           Income              Equity              Income
                                     Bond Series           Series              Series              Series
                                     -----------         -----------         -----------         -----------
U.S. Government Securities:
 Purchases                           $16,691,666                                                 $33,012,421
 Sales                                17,396,266                                                  31,857,459
Other Investment Securities:
 Purchases                             9,175,684         $49,522,476         $17,210,038             256,172
 Sales                                 7,372,111          23,174,730          20,179,871           1,597,940


The cost of investments at January 31, 2000 was the same for both financial statement and federal income tax purposes. At January 31, 2000, the composition of unrealized appreciation and depreciation of investment securities was as follows:

                                                                  Unrealized
                                                      --------------------------------
                                                      Appreciation        Depreciation        Net
                                                      ------------        ------------    -----------
    Bond Series                                            $29,051         $1,254,413     $(1,225,362)
    T. Rowe Price Growth and Income Series              92,425,883         42,066,095      50,359,788
    Equity Series                                       18,195,603          1,343,728      16,851,875
    U.S. Government Income Series                            7,126          1,548,821      (1,541,695)

SECURITY FIRST TRUST

NOTE D -- CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of the Trust were as follows:

                                                                    Shares Issued
                                                                    in Connection
                                                                 with Reinvestment of
                                                             ----------------------------
                                                                 Net            Net
                                                              Investment      Realized
                                                                Income          Gain
                                                    Sold     Distributions  Distributions    Redeemed          Net
                                                 ---------   -------------  -------------    ---------      ---------
SIX MONTHS ENDED JANUARY 31, 2000
   Bond Series                                     547,468      379,121                      (520,655)        405,934
   T. Rowe Price Growth and Income Series          934,100      385,000      1,004,682       (482,097)      1,841,685
   Equity Series                                    64,154       39,195        186,614       (328,881)        (38,918)
   U.S. Government Income Series                   251,169      380,323                      (351,107)        280,385

YEAR ENDED JULY 31, 1999
   Bond Series                                   2,312,332      240,383         51,543       (682,801)      1,921,457
   T. Rowe Price Growth and Income Series        2,272,424      331,107      1,164,634       (812,020)      2,956,145
   Equity Series                                    94,561       56,914      1,098,636       (814,089)        436,022
   U.S. Government Income Series                   441,277      351,815        113,764       (828,203)         78,653

SECURITY FIRST TRUST

NOTE E -- FINANCIAL HIGHLIGHTS

The per share information for each respective series' capital stock outstanding throughout the period is as follows:

                                                NET REALIZED    TOTAL
                                                    AND        INCOME                    DISTRIBUTIONS
                     NET ASSET                   UNREALIZED    (LOSS)       DIVIDENDS        FROM        NET ASSET
                     VALUE AT         NET          GAINS        FROM         FROM NET      REALIZED      VALUE AT
                     BEGINNING    INVESTMENT    (LOSSES) ON   INVESTMENT    INVESTMENT      CAPITAL       END OF        TOTAL
                     OF PERIOD      INCOME      INVESTMENTS   OPERATIONS      INCOME         GAINS        PERIOD       RETURN(1)
                    -----------    ---------    -----------   ----------    ----------    -----------    ---------     ---------
BOND SERIES
Year ended July 31,
   1995                  $3.82         $ .24        $ .08         $ .32         $(.22)                     $3.92          8.38%
   1996                   3.92           .24         (.04)          .20          (.24)                      3.88          5.10
   1997                   3.88           .24          .14           .38          (.24)                      4.02          9.79
   1998                   4.02           .19          .11           .30          (.21)                      4.11          7.46
   1999                   4.11           .18         (.14)          .04          (.18)         (.04)        3.93          0.97
Six months ended
January 31, 2000          3.93           .12         (.14)         (.02)         (.22)                      3.69         (0.51)

T. ROWE PRICE
GROWTH AND
INCOME SERIES
Year ended July 31,
   1995                  $9.26         $ .29        $1.35         $1.64         $(.26)        $(.06)      $10.58         17.71%
   1996                  10.58           .30         1.56          1.86          (.30)         (.04)       12.10         17.58
   1997                  12.10           .30         4.69          4.99          (.29)         (.54)       16.26         41.24
   1998                  16.26           .28         1.27          1.55          (.30)         (.95)       16.56          9.53
   1999                  16.56           .29         2.45          2.74          (.29)        (1.00)       18.01         16.55
Six months ended
January 31, 2000         18.01           .14        (1.83)        (1.69)         (.29)         (.77)       15.26         (9.66)

EQUITY SERIES
Year ended July 31,
   1995                  $4.99         $ .05        $ .71         $ .76         $(.05)                     $5.70         15.23%
   1996                   5.70           .10          .46           .56          (.05)        $(.16)        6.05          9.82
   1997                   6.05           .09         2.60          2.69          (.11)         (.45)        8.18         44.46
   1998                   8.18           .07         1.04          1.11          (.08)         (.64)        8.57         13.57
   1999                   8.57           .06         1.42          1.48          (.07)        (1.44)        8.54         17.27
Six months ended
January 31, 2000          8.54           .02          .53           .55          (.05)         (.26)        8.78          6.44

U.S. GOVERNMENT
INCOME SERIES
Year ended July 31,
   1995                  $4.91         $ .21        $ .15         $ .36         $(.14)                     $5.13          7.33%
   1996                   5.13           .18          .04           .22          (.19)        $(.01)        5.15          4.29
   1997                   5.15           .23          .20           .43          (.22)                      5.36          8.35
   1998                   5.36           .27          .06           .33          (.24)                      5.45          6.16
   1999                   5.45           .30         (.24)          .06          (.31)         (.10)        5.10          1.10
Six months ended
January 31, 2000          5.10           .15         (.15)          .00          (.29)                      4.81          0.00


(1) Total return computed after deduction of all series expenses, but before deduction of actuarial risk charges and other fees of the variable annuity account.

SECURITY FIRST TRUST

NOTE E -- FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             Ratio of
                                   Ratio of                    Net
                                   Operating                Investment
                                   Expenses                   Income                    Portfolio         Net Assets
                                  to Average                to Average                   Turnover           End of
                                  Net Assets                Net Assets                     Rate             Period
                                  ----------                ----------                  ---------        ------------
BOND SERIES
Year ended July 31,
   1995                              1.29%                      6.27%                        56%         $  7,977,781
   1996                               .90                       6.32                         34             8,981,365
   1997                               .75                       6.41                         54            10,634,720
   1998                               .73                       5.78                        125            17,934,392
   1999                               .66                       5.46                        147            24,717,704
Six months ended
January 31, 2000                      .66                       6.14                        100            24,693,066

T. ROWE PRICE
   GROWTH AND INCOME SERIES
Year ended July 31,
   1995                               .74%                      3.10%                         8%         $ 83,789,646
   1996                               .64                       2.73                          8           112,552,893
   1997                               .57                       2.44                         14           204,703,098
   1998                               .57                       1.92                         11           290,441,528
   1999                               .59                       1.83                         15           369,111,185
Six months ended
January 31,2000                       .54                       1.78                          7           340,853,378

EQUITY SERIES
Year ended July 31,
   1995                              1.00%                      1.29%                        84%         $  7,765,719
   1996                              1.00                       2.24                         88            20,701,776
   1997                              1.00*                      1.56*                        55            47,571,469
   1998                               .91*                       .86*                        87            54,803,152
   1999                               .81                        .72                         23            58,313,162
Six months ended
January 31, 2000                      .78                        .50                         30            59,604,610

U.S. GOVERNMENT INCOME SERIES
Year ended July 31,
   1995                               .70%                      5.19%                        16%         $  5,996,149
   1996                               .70                       5.38                        148            14,888,824
   1997                               .70**                     5.68**                       62            28,889,460
   1998                               .66**                     5.53**                      103            34,090,919
   1999                               .71                       5.37                        307            32,312,549
Six months ended
January 31, 2000                      .68                       5.80                        104            31,816,776

    * The former investment adviser had agreed to waive a portion of its management and advisory fees. Absent this agreement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been .98% and .81% and 1.05% and 1.51% for 1998 and 1997 respectively.

    ** The former investment adviser had agreed to waive a portion of its management and advisory fees. Absent this agreement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been .90% and 5.27% and 1.04% and 5.34% for 1998 and 1997 respectively.

VARIABLE ANNUITIES OFFER
CHOICES AND BENEFITS THAT
REGULAR MUTUAL FUNDS CAN'T


        Tax-deferred retirement savings plans are among the best investments a person can make today for his or her future. As a vehicle for creating tax-favored retirement savings, variable annuities offer many advantages.

        A variable annuity offers the opportunity to invest in a diversified portfolio of securities similar to mutual funds. Taxes are deferred on all dividends and on all increases in portfolio value until you take your money out.

        At retirement, another significant advantage is that the variable annuity can provide you with income that is based on the performance of the fund or funds in which you participated. You may elect to receive monthly, quarterly or annual payments for a specified number of years, your lifetime, or the longer of your lifetime and the lifetime of your joint payee. See your policy for specific options available to you.

        The Security First Trust series offers you a choice of professionally managed options. You may invest in a Bond Series, Growth and Income Series, Equity Series, or U.S. Government Income Series, each with a varying degree of risk:

        SECURITY FIRST TRUST BOND SERIES is for conservative investors. The objective is to achieve the highest investment income over the long term consistent with the preservation of capital.

        SECURITY FIRST TRUST T. ROWE PRICE GROWTH AND INCOME SERIES is for individuals willing to accept a degree of risk. The fund's goal is growth of principal with a reasonable level of income primarily through investment in common stocks.

        SECURITY FIRST TRUST EQUITY SERIES also seeks to provide growth of capital and income through investment in common stocks of high quality companies. The fund is for individuals willing to accept a degree of risk.

        SECURITY FIRST TRUST U.S. GOVERNMENT INCOME SERIES is for conservative investors and seeks to provide current income through investment in a diversified portfolio limited primarily to U.S. government securities.

                             [SECURITY FIRST LOGO]

                          11365 West Olympic Boulevard
                          Los Angeles, California 90064
                                 (310) 312-6100


                               SEMI-ANNUAL REPORT
                                JANUARY 31, 2000


                                    SECURITY
                                      FIRST
                                      TRUST


                                BOARD OF TRUSTEES


                   Jack R. Borsting         Howard H. Kayton
               Katherine L. Hensley         Lawrence E. Marcus

                        Security First Trust Bond Series
           Security First Trust T. Rowe Price Growth and Income Series
                       Security First Trust Equity Series
               Security First Trust U.S. Government Income Series